CONDENSED CONSOLIDATED BALANCE SHEETS (Parenthetical) - USD ($) $ in Thousands	Sep. 30, 2021	Dec. 31, 2020	Dec. 31, 2019
CONDENSED BALANCE SHEETS
Accounts receivable, allowance for doubtful accounts	$ 244	$ 145	$ 346
Common stock, par value	$ 0.0001	$ 0.0001	$ 0.0001
Common Stock, Shares Authorized	60,000,000	60,000,000	60,000,000
Common Stock, Shares, Issued	31,274,065	27,962,554	27,962,554
Common Stock, Shares, Outstanding	31,274,065	27,962,554	27,962,554